Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
March 31, 2000



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.5715%



        Excess Protection Level
          3 Month Average   5.91%
          March, 2000   6.01%
          February, 2000   6.26%
          January, 2000   5.46%


        Cash Yield                                  19.39%


        Investor Charge Offs                         4.70%


        Base Rate                                    8.69%


        Over 30 Day Delinquency                      4.65%


        Seller's Interest                            8.73%


        Total Payment Rate                          15.20%


        Total Principal Balance                     $49,480,326,758.32


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $4,321,526,239.83